UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K

      Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report November 25, 2008

                                 BOLIVAR MINING CORP.
            --------------------------------------------------------
            (Exact name of registration as specified in its charter)


            Nevada                      000-32273                88-0419183
-------------------------       -------------------------  --------------------
State or other jurisdiction     (Commission File Number)   (IRS Employer
          of incorporation)                                 Identification No.)


              Suite 102 - 1220 West 6th Avenue, Vancouver B.C. V6H 1A5
              --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


          Registrant's telephone number, including area code: 604-687-7492


             2nd Floor, 455 Granville Street, Vancouver B.C. V6C 1T1
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Section 8 - Other Events
------------------------

Item 8.01 	Change of the Registrant name and address

On March 13, 2008 the Registrant filed articles of amendment with the State of Nevada to change its name from BOLIVAR MINING CORP.
to BLUE EARTH SOLUTIONS, INC.


On May 15, 2008 the Registrant filed articles of amendment with the State of Nevada to change its name from BLUE EARTH SOLUTIONS, INC. to BOLIVAR MINING CORP.


On January 1, 2008 the Registrant changed its address from 2nd Floor, 455 Granville Street, Vancouver, BC, V6C 1T1, to Suite 400, 789 West Pender Street, Vancouver, BC V6C 1H2, Canada.

On March 1, 2008 the Company changed its address from Suite 400, 789 West Pender Street, Vancouver, BC, V6C 1H2, to Suite 102, 1220 West 6th Avenue, Vancouver, BC V6H 1A5, Canada.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BOLIVAR MINING CORP.



Dated:  November 25, 2008

                                             -----------------------------
                                             /s/ Arshad A. Shah, President




                                             -----------------------------
                                             /s/ Robert Klein, Secretary